UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Flushing Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 26, 2020.

FLUSHING FINANCIAL CORPORATION

FFIC FLUSHING
Financial Corporation

FLUSHING FINANCIAL CORPORATION
220 RXR PLAZA
UNIONDALE, NY 11556
ATTN: SUSAN K. CULLEN

D09145-P37735-276707

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 30, 2020
Date: May 26, 2020 **Time:** 1:00 p.m., New York Time
Location: RXR Plaza Conference Center
625 RXR Plaza, Lobby Level
Uniondale, New York 11556

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

BeforeYouVote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 10-K/WRAP How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 2) 1) BY BY TELEPHONE: INTERNET: 1-800-579-1639 www.proxyvote. com 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 12, 2020 to facilitate timely delivery. HowToVote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including,but not limited to,the possession Z76707 of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special - requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. P37735 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the - box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. D09146 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items A nominees, FOR Proposal 2, and FOR Proposal 3. Proposals —The Board of Directors recommends a vote FOR the election of all 1. Election of Class A Directors (for a term expiring in 2023) Nominees: 1a. John J. McCabe 1b. Donna M. O’Brien 1c. Michael J. Russo 1d. Caren C. Yoh 2. Advisory vote to approve executive compensation. 3. Ratification of appointment of BDO USA, LLP as the Independent Registered Public Accounting Firm for the year ending December 31, 2020. In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or at any adjournment thereof. Z76707 P37735 -D09147 -

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